JPMORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Small Cap Growth Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 17, 2009
to the Prospectuses dated November 1, 2008, as supplemented

On February 20, 2009, the JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) supplemented its Prospectuses to indicate that shareholders of the Undiscovered Managers Small Cap Growth Fund would be asked to approve a reorganization of the Undiscovered Managers Small Cap Growth Fund with the Fund at a special shareholder meeting to be held on or around June 15, 2009 (the “June Shareholder Meeting”).  Please be advised that shareholders of the Undiscovered Managers Small Cap Growth Fund will NOT be asked to approve the reorganization at the June Shareholder Meeting.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

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